Exhibit 10.17

AMENDMENT TO
EMPLOYMENT AGREEMENT

This Amendment to the Employment Agreement by and between Rafaella Apparel Group, Inc. (the “Company”) and Nichole Voterwas (the “Employee”) dated as of May 1, 2006 (the “Employment Agreement”) is entered into this 20th day of June, 2006 by and between the Company and the Employee.  All capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to them in the Employment Agreement.

WHEREAS, pursuant to the Employment Agreement, the Employment Agreement may be amended only by a written instrument executed by the Company and the Employee; and

WHEREAS, the Company and the Employee desire to amend the Employment Agreement effective June 20, 2006.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Employee and the Company agree as follows:

1.                                       The second sentence of Section 2.1 of the Employment Agreement is deleted and replaced in its entirety, effective as of June 20, 2006, as follows:

                                                “The Employee shall serve in the capacity of Executive Vice President Sourcing and Production of the Company, and shall report to the Chief Executive Officer of the Company (the “CEO”).”

2.                                       The first sentence of Section 2.2 of the Employment Agreement is deleted and replaced in its entirety, effective as of June 20, 2006, as follows:

                                                “The Employee will have such authority and responsibilities and will perform such duties customarily performed by an executive vice president sourcing and production of a company in similar lines of business as the Company and its subsidiaries or as may be assigned to the Employee by the CEO.”

3.                                       The Employment Agreement, except as set forth above, shall remain in full force and effect in all other respects.

Accepted and Agreed:

RAFAELLA APPAREL GROUP, INC.

/s/ NICHOLE VOTERWAS	By:	/s/ CHRISTA MICHALAROS
Signature of Employee	Name:	Christa Michalaros
	Title:	Chief Executive Officer